Nature of Operations and Organization	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Operations and Organization

Note 1 - Nature of Operations and Organization

Flowco Holdings Inc. and its subsidiaries (the “Company”) is a leading provider of production optimization, artificial lift and methane abatement solutions for the oil and natural gas industry. The Company's products and services include a full range of equipment and technology solutions that enable real-time remote monitoring and control to maximize efficiencies of its products and services. The Company generates revenues throughout the long producing lives of oil and gas wells. The Company's core technologies include high pressure gas lift (“HPGL”), conventional gas lift, plunger lift and vapor recovery unit (“VRU”) solutions. As of December 31, 2024, the Company operates a fleet of over 4,300 active systems.

The Company is headquartered in Houston, Texas with major service facilities and operations in Midland, Texas; Carlsbad, New Mexico; and Williston, North Dakota. The Company operates manufacturing and repair facilities in El Reno, Oklahoma; Houston, Fort Worth, Kilgore and Pampa, Texas; and Lafayette, Louisiana.

The Company provides its products and services through two reportable segments: (i) Production Solutions; and (ii) Natural Gas Technologies. Any corporate costs or assets not directly related to these two reportable segments have been categorized in a separate corporate and other category.

Basis of Presentation to Effect the Reorganization of Entities under Common Control

The Company consummated its initial public offering (“IPO”) on January 15, 2025. In connection with the IPO, the Company completed a series of organizational and ownership transactions, as discussed in Note 16 – Subsequent Events. These transactions were among entities under common control, pursuant to which the Company became a holding company whose principal asset consists of limited liability company interests in Flowco LLC. Following the IPO, the Company became the sole managing member of Flowco LLC and has since controlled its business and affairs, while owning a minority economic interest in Flowco LLC, with the remaining economic interests held by various pre-IPO owners of Flowco LLC (“Continuing Equity Owners”). As initially presented in the Company’s Form 10-Q for the quarter ended March 31, 2025, these consolidated financial statements represent a reissuance of the financial position and the results of operations, including the related notes, of the Company to effect the reorganization of entities under common control.

The IPO resulted in the Company having multiple classes of common stock with differing voting and economic rights and established an organizational structure in which the Company consolidates Flowco LLC for financial reporting purposes. Because the Continuing Equity Owners retained a controlling interest in Flowco LLC following the IPO, and no change in control of Flowco LLC occurred, these consolidated financial statements reflect a continuation of the financial position and results of operations of Flowco LLC. Accordingly, the assets, liabilities, and equity of Flowco Holdings Inc. have been reflected in these consolidated financial statements at the historical carrying amounts of Flowco LLC, consistent with a transaction among entities under common control.

Initial Public Offering and Reorganization Transactions

As described in Note 16 – Subsequent Events, the Company consummated its initial public offering (“IPO”) on January 15, 2025. The series of organizational and ownership transactions discussed therein were among entities under common control and resulted in the Company having multiple classes of common stock with differing voting and economic rights and established an organizational structure in which the Company consolidates Flowco LLC for financial reporting purposes. Because the Continuing Equity Owners retained a controlling interest in Flowco LLC following the IPO, and no change in control of Flowco LLC occurred, these consolidated financial statements represent a reissuance of the financial position and results of operations of Flowco LLC. Accordingly, the assets, liabilities, and equity of Flowco LLC have been reflected in these consolidated financial statements at their historical carrying amounts, consistent with a transaction among entities under common control.

The Company does not have any components of other comprehensive income within its consolidated financial statements, and, therefore, does not separately present a statement of comprehensive income in its consolidated financial statements.

Revision of Previously Issued Financial Information

Management identified errors related to certain proceeds from and payments on long-term debt, which were partially overstated from the inclusion of certain non-cash activity. This overstatement impacted the previously issued statements of cash flows included in Flowco LLC’s annual financial statements for the year ended December 31, 2024 (“Prior Financial Statements”). The impact of the error was isolated to the financing activities within the consolidated statements of cash flows and had no impact to the previously reported net cash used in financing activities, the consolidated balance sheets, consolidated statements of operations, or other primary consolidated financial statements or the notes thereto. However, for comparability purposes, these amounts have been revised. The revision did not impact any other line items or subtotals within the Prior Financial Statements.

Management evaluated the impact of this error in accordance with SEC Staff Accounting Bulletin (“SAB”) No. 99, Materiality, SAB No. 108, and ASC 250, Accounting Changes and Error Corrections. Based on both quantitative and qualitative considerations, management concluded that the error was not material to the reliability of the Prior Financial Statements as the impact on the error was isolated to the financing activities within the consolidated statements of cash flows and had no impact to the previously reported net cash used in financing activities, the consolidated balance sheets, consolidated statements of operations, or other primary consolidated financial statements or the notes thereto. However, for comparability purposes, these amounts have been revised. The revisions did not impact any other line items or subtotals within the Prior Financial Statements.

The following table presents a summary of the revision to the previously filed Prior Financial Statements (in thousands):

	Year Ended December 31, 2024
	As reported	Revision	As revised
Payments on long-term debt	$(298,764)	$2,755	$(296,009)
Proceeds from long-term debt	$462,438	$(2,755)	459,683

Business Combination

On June 20, 2024, Flowco MergeCo LLC ("Flowco LLC"), entered into a Contribution Agreement with GEC Estis Holdings LLC (parent company of Estis Compression LLC (“Estis") (“Estis Member”)), Flowco Production Solutions, L.L.C. (“Flowco Member”) and Flogistix Holdings, LLC (“Flogistix Member”) (parent company of Flogistix, LP (“Flogistix”)) (Estis Member, Flowco Member and Flogistix Member collectively, the “Members”), pursuant to which, the Members contributed 100% of the direct equity interests of Estis Intermediate Holdings, LLC (“Estis Intermediate”), Flowco Productions LLC (“Flowco Productions”) and Flogistix Intermediate Holdings, LLC (“Flogistix Intermediate”) to the Company in exchange for Series A Units of the Company proportionate to the value of the contributed entities (the “2024 Business Combination”). In connection with the transaction, (i) Estis Member contributed substantially all of its net assets (including membership interests in Estis) to Estis Intermediate immediately prior to the consummation of the 2024 Business Combination and the contribution of the membership interests of Estis Intermediate to the Company, (ii) Flowco Member also contributed substantially all of its net assets to Flowco Productions immediately prior to the consummation of the 2024 Business Combination and the contribution of the membership interests of Flowco Productions to the Company, and (iii) Flogistix Member also contributed substantially all of its net assets (including the equity interests in Flogistix GP, LLC and Flogistix) to Flogistix Intermediate immediately prior to the consummation of the 2024 Business Combination and the contribution of the membership interests of Flogistix Intermediate to the Company.

The 2024 Business Combination was accounted for in accordance with ASC 805, Business Combinations, and Estis has been identified as the accounting acquirer and Flowco and Flogistix the acquirees. Additionally, Estis has been identified as the predecessor and as such, these financial statements reflect only the Estis historical financial information for any period prior to June 20, 2024. All financial information as of and subsequent to June 20, 2024, reflects that of Estis, Flowco, and Flogistix, as well as changes in the capital structure and operations of the Company. See Note 2 – Business Combinations for more information.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”). These consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated upon consolidation.

The accompanying consolidated financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of financial position as of December 31, 2024 and 2023, and results of operations for the years ended December 31, 2024, 2023 and 2022, and cash flows for the years ended December 31, 2024, 2023 and 2022.

The Company does not have any components of other comprehensive income within its consolidated financial statements, and, therefore, does not separately present a statement of comprehensive income in its consolidated financial statements.

Segment Information

The Company operates in two operating and reporting segments. Operating and reporting segments are determined in accordance with ASC 280, Segment Reporting (“ASC 820”) and are defined as components of an enterprise for which separate financial information is evaluated regularly by the chief operating decision maker (“CODM”) to allocate resources and assess performance. The CODM reviews segment profit or loss as the measure of profitability, which is presented on a reportable segment level for purposes of allocating resources and evaluating operating and financial performance. In addition to segment profit or loss, the CODM also reviews Adjusted EBITDA, a non-GAAP measure defined as adjusted earnings before income taxes, depreciation and amortization.

The Company operates and manages its business units in the following two operating and reporting segments:

•
Production Solutions: relates to rentals, sales and services related to high pressure gas lift, conventional gas lift and plunger lift; including other digital solutions and methane abatement technologies.
•
Natural Gas Technologies: relates to the design and manufacturing for the rental, sales and servicing of vapor recovery and natural gas systems.

For more information regarding segment reporting, see Note 15 - Segment Information.

Use of Estimates

In preparing financial statements in conformity with US GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates used in the preparation of the accompanying consolidated financial statements include but are not limited to the following: revenue recognition, allowance for credit losses, inventory reserve, impairment of goodwill, intangible assets and long-lived assets, share-based compensation, useful lives of property, plant and equipment and intangible assets, and estimation of contingencies. Management believes these estimates and assumptions provide a reasonable basis for the fair presentation of the consolidated financial statements. Actual results could differ from those estimates.

Basic and Diluted Earnings per Unit (“EPU”)

Basic EPU is calculated by dividing net income attributable to unitholders by the weighted average number of units of common units outstanding during the period. The Company does not have any potentially dilutive securities that would impact basic EPU.

Revenue Recognition

The Company’s revenues are derived from multiple sources. The following are descriptions of its principal revenue generating activities.

Rental Revenue

Rental revenue is earned from the lease of rental production equipment, consisting principally of compressors. These rental contracts are accounted for as operating leases under the authoritative guidance for leases (“ASC 842”) and rental revenue is recognized as income is earned over the term of the rental agreement.

Our rental contract terms range from month-to-month up to 48 months and are typically billed at a fixed monthly rate while the equipment is in use by the customer. Payment for rentals is typically collected within 15-60 days. Monthly agreements are generally cancellable with 30-day notice by the customer.

Upon lease commencement, the Company evaluates the rental agreements to determine if they meet the criteria set forth in ASC 842 for classification as sales-type leases or direct financing leases; if a rental agreement meets none of these criteria, the Company classifies it as an operating lease. Based on the assessment of the lease classification criteria, all rental agreements have been classified as operating leases. As such, the underlying assets remain on our balance sheet within property, plant, and equipment and are depreciated consistently with other owned assets. Rental revenue is recognized on a straight-line basis over the term of the rental and is included in rental revenue in the consolidated statements of operations.

The Company’s rental agreements generally include lease and non-lease components where the timing and pattern of transfer are the same. Non-lease components related to our lease arrangements, such as ongoing monitoring and maintenance services, are performed with the same timing and pattern of transfer for the lease component. Because the pattern of recognition of the non-lease components is the same as that of the lease component, the Company has elected the practical expedient, in accordance with ASC 842, to combine all lease and non-lease components as a single component. The Company has determined that the rental of equipment is the predominant component of the rental agreement and therefore has accounted for these transactions entirely in accordance with ASC 842.

The Company has included several stipulations within its agreements with customers to protect its assets and mitigate risk of loss during the rental period. The primary method is through Company operation of the units including ongoing monitoring and maintenance. Contracts contain a clause for customer liability should any damage or loss to the units occur during customer oversight or operational control. Many contracts include a requirement for customers to ensure a small percentage of the asset or pay a premium if they elect not to insure the asset.

Sales Revenue

The Company accounts for sales revenue in accordance with ASU 2014-09, Revenue from Contracts with Customers (“ASC 606”), and all subsequent amendments issued thereafter. Sales revenue is recognized when a customer obtains control of promised goods and is recognized in an amount that reflects the consideration which the entity expects to receive in exchange for those goods. The principles in ASC 606 are applied using a five-step model that includes (1) identifying the contract(s) with a customer, (2) identifying the performance obligations in the contract, (3) determining the transaction price, (4) allocating the transaction price to the performance obligations in the contract, and (5) recognizing revenue when (or as) the performance obligations are satisfied. ASC 606 also requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers.

Sales revenue is measured as the amount of fixed consideration to which we expect to be entitled in exchange for transferring products to our customers. Our contracts with customers typically contain a single performance obligation to provide agreed-upon products. We do not assess whether promised goods are performance obligations if they are immaterial in the context of the contract with the customer. Sales revenue is recognized when our performance obligation is satisfied at a point in time, at the amount we expect to be entitled when control of the products is transferred to our customers.

Payment for sales revenue is typically collected within 15-60 days. Since the period between sale of the product and receipt of payment is not expected to exceed one year, we have elected not to calculate or disclose a financing component for our customer contracts. We do not incur any material costs of obtaining contracts. Sales revenue generally does not include right of return or other significant post-delivery obligations.

Below are the three categories of what primarily contributes to the Company’s sales revenue:

•
Equipment and compressors. For sales of equipment based on firm purchase orders or sales contacts, sales revenue is recognized when fabrication of the equipment is completed, it is segregated and ready for customer pickup and the customer has been notified. The completion notification includes the invoice for the sale, which represents a right to payment from the customer. At that point, risks and rewards of ownership transfer to the customer per the terms of the contract. Product delivery, including shipping and handling costs associated with outbound freight, is the responsibility of the customer. While the customer is arranging transportation of the equipment, it remains in the Company’s physical possession with a unique customer identification number in a separate location. The Company does not have the contractual right to direct the use of the product or direct it to another customer. The length of time between the completion notification and product delivery typically ranges from 2-14 days.
•
Oil & gas products and parts. As it relates to the sale of oil & gas products, the Company has a single performance obligation associated with these contracts – the manufacture and sale of the contracted good to the customer. Revenue from the sale of goods is recognized upon satisfaction of the performance obligation, which occurs point-in-time upon transfer of control of the product upon delivery to the customer. The transaction price (i.e., the amount that the Company has the right to under the terms of the sales contract with the customer) is the standalone sales price of each individual good and is typically settled within 30-45 days of the satisfaction of the performance obligation. The Company treats shipping and handling activities as a fulfillment activity, and the costs are recognized in cost of sales. With respect to taxes assessed by governmental authorities that are imposed upon sales transactions and collected by the Company from its customers, the Company’s policy is to exclude such amounts from revenues. Payment for sales is typically collected within 15-70 days.
•
Maintenance and repair services. The Company performs maintenance and repair services for gas lift systems, plunger lift systems, and plunger assisted gas lift systems as well as services related to downhole fluid recovery, spooling, capillary, downhole tool installation and removal and other related activities. As it relates to oil & gas services, the Company has a single performance obligation associated with these contracts – the completion of the contracted service. Revenue from the sale of services is recognized upon satisfaction of the performance obligation, which occurs point-in-time upon completion of the service, which typically occurs within 1-3 days from the date the services commence. The transaction price for services (i.e., the amount that the Company has the right to under the terms of the service contract with the customer) is the standalone price of each service completed and charged to the customer. The transaction price is typically settled within 30-45 days of the satisfaction of the performance obligation. With respect to taxes assessed by governmental authorities that are imposed upon service transactions and collected by the Company from its customer, the Company’s policy is to exclude such amounts from revenues.

Disaggregation of Revenue

The following table presents our third-party revenue from contracts with customers by reportable segment (see Note 15 – Segment Information) and disaggregated by major product and service lines, timing of revenue recognition, and geographical markets for the year ended December 31, 2024 (in thousands):

Segments	Production Solutions	Natural Gas Technologies	Other and Eliminations	Total
Major Product/Service Lines
Surface Equipment (1)	$192,328	$—	$—	$192,328
Downhole Components	135,477	—	—	135,477
Vapor Recovery (1)	—	125,735	—	125,735
Natural Gas Systems	—	120,901	(39,163)	81,738
Total	$327,805	$246,636	$(39,163)	$535,278
Timing of Revenue Recognition
Goods transferred at a point in time	$135,477	$162,277	$(39,163)	$258,591
Services transferred over time	192,328	84,359	—	276,687
Total	$327,805	$246,636	$(39,163)	$535,278
Geographical Markets
United States	$319,270	$246,266	$(39,163)	$526,373
International	8,535	370	—	8,905
Total	$327,805	$246,636	$(39,163)	$535,278

___________________________

(1) All of revenue for these service lines are recognized in accordance with ASC 842 as described within the Revenue Recognition section above.

The following table presents our third-party revenue from contracts with customers by reportable segment (see Note 15 – Segment Information) and disaggregated by major product and service lines, timing of revenue recognition, and geographical markets for the year ended December 31, 2023 (in thousands):

Segments	Production Solutions	Natural Gas Technologies	Other and Eliminations	Total
Major Product/Service Lines
Surface Equipment (1)	$168,801	$—	$—	$168,801
Natural Gas Systems	—	111,280	(36,758)	74,522
Total	$168,801	$111,280	$(36,758)	$243,323
Timing of Revenue Recognition
Goods transferred at a point in time	$—	$111,280	$(36,758)	$74,522
Services transferred over time	168,801	-	—	168,801
Total	$168,801	$111,280	$(36,758)	$243,323
Geographical Markets
United States	$168,801	$111,280	$(36,758)	$243,323
International	—	—	—	—
Total	$168,801	$111,280	$(36,758)	$243,323

____________________________

(1) All of revenue for these service lines are recognized in accordance with ASC 842 as described within the Revenue Recognition section above.

The following table presents our third-party revenue from contracts with customers by reportable segment (see Note 15 – Segment Information) and disaggregated by major product and service lines, timing of revenue recognition, and geographical markets for the year ended December 31, 2022 (in thousands):

Segments	Production Solutions	Natural Gas Technologies	Other and Eliminations	Total
Major Product/Service Lines
Surface Equipment (1)	$120,237	$—	$—	$120,237
Natural Gas Systems	—	128,317	(99,945)	28,372
Total	$120,237	$128,317	$(99,945)	$148,609
Timing of Revenue Recognition
Goods transferred at a point in time	$—	$128,317	$(99,945)	$28,372
Services transferred over time	120,237	-	—	120,237
Total	$120,237	$128,317	$(99,945)	$148,609
Geographical Markets
United States	$120,237	$128,317	$(99,945)	$148,609
International	—	—	—	—
Total	$120,237	$128,317	$(99,945)	$148,609

____________________________

(1) All of revenue for these service lines are recognized in accordance with ASC 842 as described within the Revenue Recognition section above.

Customer Concentration

No customer in the Natural Gas Technologies segment accounted for 10% or more of consolidated trade receivable as of December 31, 2024. One customer in the Natural Gas Technologies segment accounted for approximately 39% of consolidated trade receivables as of December 31, 2023.

No customer in the Production Solutions accounted for 10% or more of consolidated trade receivables as of December 31, 2024 and 2023.

One customer in the Natural Gas Technologies segment accounted for approximately 11%, 17% and 10% of total consolidated revenues for the years ended December 31, 2024, 2023 and 2022, respectively.

No customer in the Production Solutions segment accounted for at least 10% of total consolidated revenues for the years ended December 31, 2024, 2023 and 2022.

Vendor Concentration

No vendor in the Natural Gas Technologies segment accounted for at least 10% of purchases for the year ended December 31, 2024. Two vendors in the Natural Gas Technologies segment accounted for approximately 32% and 22% of purchases for the years ended December 31, 2023 and 2022, respectively.

No vendor in the Production Solutions segment accounted for at least 10% of purchases for the years ended December 31, 2023 and 2022, respectively.

The Company believes alternatives to these vendors are available.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. The carrying values of cash and cash equivalents approximate their fair values due to the short-term nature of these instruments. From time to time, the cash balance in the Company’s bank accounts may exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). Certain

subsidiaries of the Company transfer any excess cash to pay down the senior secured revolving credit facility (the “Revolving Credit Facility”), which is then drawn on for cash on an as needed basis. As of December 31, 2024 and 2023, the Company had no cash designated as restricted cash.

Accounts Receivable

Accounts receivable are stated at amounts management expects to collect from outstanding balances. The Company’s accounts receivable are due from customers who rent or purchase products from the Company. The Company then bills its customers in accordance with contractual agreements. Generally, receivables from customers are uncollateralized and unsecured.

The trade accounts receivable is recorded net of an allowance for credit losses. The allowance for credit losses is based upon the amount of losses expected to be incurred in the collection of these accounts pursuant to the guidance outlined in Accounting Standards Update (“ASU”) 2016-13, Financial Instruments – Credit Losses (“ASU 2016-13”, “Topic 326”, or ”ASC 326”). The estimated losses are calculated using the loss rate method based upon a review of outstanding receivables, including specific accounts, related aging, and on historical collection experience based on the invoice due date. These allowances reflect the Company's estimate of the amount of receivables that will be deemed uncollectible based on historical write-off experience and, as applicable, current conditions and reasonable and supportable forecasts that affect collectability. The Company's estimate is subject to change based on evolving circumstances, including factors affecting the economy or in the circumstances of individual customers. In addition, specific accounts are written off against the allowance when management determines the account is uncollectible.

The balance of allowance for credit losses amounted to $1.2 million and $1.3 million as of December 31, 2024 and 2023, respectively.

The following table summarizes the change in the accounts receivable allowance for credit losses for the periods presented (in thousands):

	As of December 31,
	2024	2023
Accounts receivable allowance for credit losses, beginning of period	$1,259	$949
Acquired from 2024 Business Combination	377	—
Write-offs	(1,269)	(72)
Expense	802	382
Accounts receivable allowance for credit losses, end of period	$1,169	$1,259

The following table provides information about accounts receivable and contract liabilities from contracts with customers (in thousands):

	As of December 31,
	2024	2023
Accounts receivable, net	$120,353	$44,399
Contract liabilities	$8,002	$1,515

Contract liabilities represent consideration received or consideration which is unconditionally due from customers prior to transferring goods or services to the customer under the terms of the contract and is included within deferred revenue in the accompanying consolidated balance sheets.

The following table presents a reconciliation of contract liabilities (in thousands):

	As of December 31,
	2024	2023
Contract liabilities, beginning of period	$1,515	$1,941
Deposits acquired from 2024 Business Combination	4,628	—
Deposits Received	11,497	6,010
Revenue recognized	(9,638)	(6,436)
Contract liabilities, end of period	$8,002	$1,515

The Company does not disclose the aggregate transaction price for remaining performance obligations, generally because either the revenue from the satisfaction of the performance obligations is recognized in the amount invoiced or the original expected duration of the contract is one year or less.

Inventory

Inventory is composed principally of artificial lift products and the associated parts and materials necessary to construct these products as well as natural gas compressors to be sold and the associated parts and materials used to construct, repair and maintain these products. Inventory is valued at the lower of cost or net realizable value. Production Solutions inventory is measured using the first in, first out (FIFO) costing method and average costing method. Natural Gas Technologies inventory is measured using the average costing method, which is based on historical purchases at an individual item level. The cost of fabrication of compressor packages, including labor and shop overhead, is charged to cost of sales during the period in which revenue from sale of such equipment is recognized.

The Company regularly reviews inventory quantities on hand and records provisions for excess or obsolete inventory based primarily on historical usage, estimated product demand, market conditions and technological developments.

During the years ended December 31, 2024, 2023 and 2022, the Company recorded charges of $1.8 million, $2.5 million and $0.3 million respectively, to write down slow moving inventory, perform cost adjustments and physical adjustments. These charges are included within cost of sales in the accompanying consolidated statements of operations.

Property, Plant and Equipment

Property, plant and equipment, net are stated at cost. Depreciation of property, plant and equipment is provided over the estimated useful lives of the respective assets or groups of assets, primarily using the straight-line method. Any property, plant and equipment acquired in connection with a business combination will be recorded at its fair value as of the acquisition date and depreciated over its remaining economic useful life using the straight-line method.

Expenditures for additions, major renewals, and betterments are capitalized, and expenditures for maintenance and repairs are charged to earnings as incurred. The estimated useful lives of major asset categories are as follows:

Buildings	40 years
Compressor and related equipment	10-15 years
Machinery and equipment	3-15 years
Furniture, fixtures and office equipment	3-7 years
Software	3-5 years
Vehicles	5 years
Land	Unlimited
Leasehold improvements	Lesser of useful life or lease term

When assets are retired or otherwise disposed of, the cost and the applicable accumulated depreciation is removed from the respective accounts and the resulting gain or loss is reflected in earnings.

Impairment of Long-Lived Assets

Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted future net cash flows of assets grouped at the lowest level for which there are identifiable cash flows that are independent of the cash flows of other groups of assets. If the undiscounted future net cash flows are less than the carrying amount of the asset, the asset is deemed impaired. The amount of the impairment is measured as the difference between carrying value and the fair value of the asset. The Company concluded that there were no indicators evident or other circumstances present that these assets were not recoverable and accordingly, no impairment charges of long-lived assets were recognized in 2024, 2023 or 2022.

Internally Developed Software

Certain direct development costs associated with internally developed software are capitalized. Costs incurred during the preliminary project stage for internal software programs are expensed as incurred, whereas costs incurred during the development stage of new software and for upgrades and enhancements for existing software programs that result in additional functionality are capitalized. Subsequent to capitalization, internally developed software is amortized over its estimated useful life through depreciation and amortization on the statement of operations. Impairment charges are taken as a result of circumstances that indicate that the carrying values of the assets are not fully recoverable. During the year ended December 31, 2024, the Company recognized internally developed software amortization expense of $0.4 million. The Company had no amortization in connection with its internally developed software in 2023 and 2022.

Leases

The Company accounts for leases in accordance with ASC 842. The Company determines if an arrangement is a lease at inception of the arrangement and classifies it as an operating lease or finance lease. A right-of-use (“ROU”) asset (the right to use the leased item) and a financial liability to make lease payments are recognized at inception of the lease.

ROU assets are initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payment made at or before the commencement date, plus any initial direct costs incurred and an estimate of costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, less any lease incentives received. The lease liability is based on the present value of unpaid lease payments over the lease term, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company’s incremental borrowing rate.

Contracts may contain both lease and non-lease components. To the extent applicable, the Company allocates the consideration in the contract to the lease and non-lease components based on their relative stand-alone prices. However, for leases of real property for which the Company is a lessee, it has elected not to separate lease and non-lease components and instead accounts for these as a single lease component. As a policy election, the Company elected to not include leases equal to or less than 12 months on the accompanying consolidated balance sheet.

The two components of operating lease expense, amortization and interest, are recognized on a straight-line basis over the lease term as a single expense element within depreciation and amortization on the consolidated statements of operations. For finance leases, interest on the accrued lease liability is recognized in interest expense, and amortization of ROU assets are recognized on the accompanying consolidated statements of operations within depreciation and amortization.

Goodwill

The Company evaluates goodwill for impairment at least annually at the reporting unit level. A reporting unit is the operating segment, or one level below that operating segment (the component level) if discrete financial information is prepared and regularly reviewed by segment management. However, components are aggregated as a single reporting unit if they have similar economic characteristics. For the purpose of impairment testing, goodwill acquired in a business combination is allocated to each of the Company’s reporting units that are expected to benefit from the combination. The Company evaluates changes in its reporting structure to assess whether that change impacts the composition of one or more of its reporting units. If the composition of the Company’s reporting units’ changes, goodwill is reassigned between reporting units using the relative fair value allocation approach.

The Company performs its annual impairment test of goodwill on December 31, unless events or changes in circumstances indicate an impairment may have occurred before that time. As part of its goodwill impairment test, the Company may first assess qualitative factors (including macroeconomic conditions, industry, and market considerations, cost factors and overall financial performance) to determine whether it is more likely than not that the fair value of each of the Company's reporting units with goodwill was less than its carrying amount. If further testing is necessary or a quantitative test is elected, the Company performs a Step 1 analysis for goodwill impairment. In a Step 1 analysis, the Company considers the market approach, the income approach, or a combination of both. Under the market approach, the fair value of the reporting unit is based on quoted market prices of companies comparable to the reporting unit being valued. Under the income approach, the fair value of the reporting unit is based on the present value of estimated cash flows. The income approach is dependent on a number of significant management assumptions, including estimated future revenue growth rates, gross margin on sales, operating margins, capital expenditures, tax rates and discount rates.

If the carrying amount of the reporting unit exceeds the calculated fair value, an impairment charge is recognized in an amount equal to that excess, limited to the total amount of goodwill allocated to that reporting unit. Additionally, the Company considers the income tax effect from any tax-deductible goodwill on the carrying amount of the reporting unit, if applicable, when measuring the goodwill impairment charge.

The Company assessed qualitative factors described above and concluded that there was no impairment of goodwill in 2024, 2023 or 2022.

Intangible Assets Other Than Goodwill

Intangible assets that have finite useful lives are measured at cost less accumulated amortization and impairment losses, if any. Subsequent expenditures for intangible assets are capitalized only when they increase the future economic benefits embodied in the specific asset to which they relate. Amortization is recognized in profit or loss on a straight-line basis over the estimated useful lives of intangible assets. The Company's intangible assets include customer relationships, developed technology and trade name assets which are amortized using the straight-line method over their respective estimated useful lives below:

Trade Names	10 years
Customer Relationships	7-14 years
Non-compete agreement	3 years
Patent	20 years
Developed Technology	10-20 years

The Company reviews intangible assets subject to amortization at the relevant asset group level for impairment when circumstances indicate that the carrying amount of an intangible asset is not recoverable and its carrying value exceeds its fair value.

Amortization of intangible assets is included in other depreciation and amortization on the accompanying consolidated statements of operations. The Company recorded no impairment of intangible assets during 2024, 2023, or 2022.

Share-Based Compensation

The Company accounts for share-based compensation in accordance with ASC 718, Compensation – stock Compensation (“ASC 718”). The Company recognizes the share-based compensation expense on a straight-line basis over the vesting period based on the estimated fair value of the share-based award at the grant date. The share-based awards are classified as equity and are accounted for as a capital contribution from the Members. The share-based compensation expense is included within selling and general administrative expense in the accompanying consolidated statements of operations.

The Company estimates grant date fair value using the Black-Scholes option-pricing model, which requires management to make certain assumptions with respect to selected model inputs, such as: (i) the calculation of expected term of the award, (ii) the expected stock price volatility, (iii) the risk-free interest rate, and (iv) expected dividends, if any.

The expected term represents the period that the share-based awards are expected to be outstanding. The Company determines the expected term using the simplified method as provided by the Securities and Exchange Commission. The simplified method deems the term to be the average of the time-to-vesting and the contractual life of the share-based awards. Since the Company’s shares are not publicly or privately traded, expected volatility is estimated based on the average historical volatility of similar entities with publicly traded shares. The risk-free rate for the expected term of the options is based on the U.S. Treasury yield curve at the date of the grant. Forfeitures are recognized as they occur. For more discussion, see Note 11 – Share-based compensation.

Fair Value Measurements

The Company uses valuation approaches that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. A three-tiered hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value. This hierarchy requires that the Company use observable market data, when available, and minimize the use of unobservable inputs when determining fair value:

•
Level 1 Quoted market prices in active markets for identical assets and liabilities.
•
Level 2 Observable market-based inputs or unobservable inputs that are corroborated by market data.
•
Level 3 Unobservable inputs that are not corroborated by market data.

Income Taxes

The Company is not a tax paying entity for federal income tax purposes, and thus no provision for federal income taxes has been recognized. Income of the Company is taxed to the members of the parent in their respective returns. The Company is subject to Texas state margin tax based on gross profit. Accordingly, a provision and liability for the Texas margin tax has been included within provision for income taxes and accrued expenses in the accompanying consolidated statements of operations and balance sheets, respectively. Texas state margin tax had been included within other expense in the previously issued financial statements. The Company reclassified the prior years' Texas margin tax amounts to be included within provision for income taxes in the accompanying consolidated statements of operations in order to conform with the current year's presentation. Texas margin tax for the years ended December 31, 2024, 2023 and 2022 were $1.2 million, $0.4 million, and $0.3 million, respectively.

The Company believes that all significant tax positions utilized by the Company will more likely than not be sustained upon examination. As of December 31, 2024, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2017 forward (with limited exceptions). Tax penalties and interest, if any, would be accrued as incurred and would be classified as tax expense in the consolidated statements of operations.

Recently Adopted Accounting Standards

In November 2023, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The amendments in this update require public companies to disclose on an annual and interim basis, significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”) and require that a public entity disclose, on an annual and interim basis, an amount for other segment items by reportable segment and a description of its composition. In addition, the amendment requires that a public entity provide all annual disclosures about a reportable segment’s profit or loss and assets currently required in interim periods and require that a public entity disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. The guidance is effective for fiscal year beginning after December 15, 2023, and interim periods in fiscal years beginning after December 15, 2024, with early adoption permitted. The adoption of this standard did not have a material effect on the Company's consolidated financial statements, other than the newly required disclosures. See Note 15 - Segment Information for significant expense categories and amounts for each reportable segment that are reviewed by the CODM.

Recently Issued Accounting Standards Not Yet Adopted

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires disclosure of disaggregated income taxes paid, prescribes standard categories for the components of the effective tax rate reconciliation, and modifies other income tax-related disclosures. ASU 2023-09 is effective for public business entities for fiscal years beginning after December 15, 2024 and December 15, 2025 for all other entities. ASU 2023-09 may be applied prospectively or retrospectively, and allows for early adoption. These requirements do not currently impact these financial statements, however, to the extent the Company's registration statement is declared effective these requirements may have an impact on the Company's income tax disclosures. The Company does not intend to early adopt ASU 2023-09. The impact of adoption will be assessed at the time that the Company is subject to the disclosure requirements of ASC 740, Income Taxes (“ASC 740”).

In March 2024, FASB issued ASU No. 2024-01, Compensation- Stock Compensation (Topic 718): Scope Application of Profits Interest and Similar Awards. ASU 2024-01 provides an illustrative example that includes four fact patterns to demonstrate how an entity should apply the scope guidance in paragraph 718-10-15-3 to determine whether a profits interest award should be accounted for in accordance with Topic 718. ASU 2024-01 is effective for public business entities for fiscal years beginning after December 15, 2024 and December 15, 2025 for all other entities. The Company is currently evaluating the impact of ASU 2024-01 on its consolidated financial statements and related disclosures.

In November 2024, the FASB issued ASU 2024-03, Income Statement – Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses. ASU 2024-03 requires companies to disclose, in the notes to the financial statements, specific information about certain costs and expenses at each interim and annual reporting period. This includes disclosing amounts related to employee compensation, depreciation, and intangible asset amortization. In addition, companies will need to provide qualitative description of the amounts remaining in relevant expense captions that are not separately disaggregated quantitatively. ASU 2024-03 is effective for public business entities for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Implementation of ASU 2024-03 may be applied prospectively or retrospectively. The Company does not expect the adoption of ASU 2024-03 to have a material impact on its consolidated financial statements.